Exhibit 10.5

EXECUTION VERSION

SECOND AMENDMENT AGREEMENT

SECOND AMENDMENT AGREEMENT (this “Agreement”) dated as of December 20, 2012 by and among (1) Seneca Foods Corporation, Seneca Snack Company and Seneca Foods, LLC (collectively, the “Borrowers”), (2) Marion Foods, Inc., Lebanon Valley Cold Storage, LLC and Lebanon Valley Cold Storage, LP (collectively, the “Guarantors”), (3) the financial institutions party to the Loan and Security Agreement (as defined below) as lenders (collectively, the “Lenders” and individually, a “Lender”), and (4) Bank of America, N.A. (“Bank of America”) as agent (the “Agent”) for the Lenders and as Issuing Bank with respect to a certain Second Amended and Restated Loan and Security Agreement dated as of July 20, 2011, by and among the Borrowers, the Guarantors, the Lenders, the Agent, the Issuing Bank and RBS Citizens, N.A. as Syndication Agent, as amended by that certain First Amendment Agreement dated as of August 1, 2011 (as amended, the “Loan and Security Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Loan and Security Agreement; and

WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1. Definitions. Capitalized terms used herein without definition that are defined in the Loan and Security Agreement shall have the same meanings herein as therein.

§2. Ratification of Existing Agreements. All of the Obligors’ obligations and liabilities to the Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Loan and Security Agreement, the Notes and the other Loan Documents, are, by each Obligor’s execution of this Agreement, ratified and confirmed in all respects. In addition, by each Obligor’s execution of this Agreement, each of the Obligors represents and warrants that no Obligor has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

§3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Obligors in the Loan and Security Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

§4. Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:
(a)  Representations and Warranties. All of the representations and warranties made by the Obligors herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b)  Performance; No Event of Default. The Obligors shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c)  Action. All requisite corporate or other action necessary for the valid execution, delivery and performance by the Obligors of this Agreement and all other instruments and documents delivered by the Obligors in connection herewith shall have been duly and effectively taken.

(d)  Expenses and Fees. The Borrowers shall have paid to the Agent the reasonable fees and expenses of counsel to the Agent in connection with the preparation of this Agreement.

(e)	Delivery.

(i) This Agreement. The Obligors, the Agent, the Required Lenders and the Issuing Bank shall have executed and delivered this Agreement.

(ii)  Intercreditor Amendment. The Lenders, Hancock and Bank of America as a Lender, Administrative Agent and Collateral Agent shall have executed and delivered that certain First Amendment to Second Amended and Restated Intercreditor Agreement.

(iii)  Hancock Documents. The Agent shall have received a certified copy of (A) that certain Consent and Waiver among Hancock, the Parent and Seneca LLC, and (B) that certain Security Agreement, dated as of the date hereof, by Marion in favor of Hancock, each in form and substance satisfactory to the Required Lenders.

(iv)  General Electric Documents. The Agent shall have received a certified copy of (A) that certain Limited Recourse Guaranty, dated as of the date hereof, between Marion and General Electric, and (B) that certain Security Agreement, dated as of the date hereof, by Marion in favor of General Electric, each in form and substance satisfactory to the Required Lenders.

(v)  Other Documents. In addition, the Obligors shall have executed and delivered such further instruments and taken such further action as the Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Loan and Security Agreement and the other Loan Documents.

§5.           Amendments to the Loan and Security Agreement.

(a) Amendment to Section 10.2.1 of the Loan and Security Agreement. Section 10.2.1 of the Loan and Security Agreement is hereby amended by deleting “and” at the end of clause (k), deleting the period at the end of clause (l) and replacing it with “; and” and adding a new clause (m) to read as follows:

“(m) the guaranty by Marion of the Indebtedness of Parent owing to General Electric under that certain Master Reimbursement Agreement.”

(b)  Amendment to Section 10.2.2 of the Loan and Security Agreement. Section 10.2.2 of the Loan and Security Agreement is hereby amended by deleting “and” at the end of clause (o), deleting the period at the end of clause (p) and replacing it with “; and” and adding a new clause (q) to read as follows:

“(q) Liens on the Collateral (as defined in that certain Security Agreement, dated as of December 20, 2012, between Marion and General Electric, as in effect on such date) to secure the Indebtedness of Marion permitted pursuant to Section 10.2.1(m).”

§6.             Miscellaneous Provisions.

(a)  Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Loan and Security Agreement, the Notes and the other Loan Documents shall remain the same. The Loan and Security Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Loan and Security Agreement, shall be read and construed as one instrument.

(b)  THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(c)  This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.
IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment Agreement as of the date first set forth above.

SENECA FOODS CORPORATION

            By:                      /s/Timothy J. Benjamin
Name: TIMOTHY BENJAMIN
Title:    Chief Financial Officer

SENECA SNACK COMPANY

By:            /s/Timothy J. Benjamin

Name:            TIMOTHY BENJAMIN

Title:            Treasurer

SENECA FOODS, LLC

                                                      By:           /s/Timothy J. Benjamin
 Name: TIMOTHY BENJAMIN
            Title: Treasurer

MARION FOODS, INC.

By:           /s/Timothy J. Benjamin
Name: TIMOTHY BENJAMIN

Title:               Treasurer

LEBANON VALLEY COLD STORAGE, LLC

By:           /s/John D. Exner
Name: John D. Exner
Title:  Assistant Secretary

LEBANON VALLEY COLD STORAGE, LP

By:           /s/John D. Exner
Name:  John D. Exner
Title:  Assistant Secretary

[Signature page to Second Amendment Agreement-Seneca]

BANK OF AMERICA, NA.,
as Agent, Lender and Issuing Bank

By:           /s/Edgar Ezerins
Name:  Edgar Ezerins
Title:  Senior Vice President

[Signature page to Second Amendment-Seneca]

RBS CITIZENS BUSINESS CAPITAL, a division
of  RBS ASSET FINANCE, INC., a subsidiary of
RBS CITIZENS, N.A.,
 as a Lender

                                         By:                      /s/John D. Bobbin
         Name:  John D. Bobbin
         Title:  Vice President

[Signature page to Second Amendment Agreement-Seneca]

COÖPERATIEVE CENTRALE RAIFFETSEN
BOERENLEENBANK BA., “RABOBANK
NEDERLANU”, NEW YORK BRANCH, as a
        Lender

                                                                By:           /s/Betty Janelle
                                                                Name: Betty Janelle
                                                               Title: Managing Director

                                                                 By:           /s/Michael T. Harder
                                                                 Name: Michael T. Harder
                                                                 Title: Executive Director

[Signature page to Second Amendment Agreement - Seneca]

MANUFACTURERS AND TRADERS TRUST
COMPANY, as a Lender

By:           /s/Jon M. Fogle
Name: Jon M. Fogle
Title:  Vice President

                                               [Signature page to Second Amendment Agreement - Seneca]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:           /s/Lisa Freeman
Name: Lisa Freeman
Title: Senior Vice President

[Signature page to Second Amendment Agreement - Seneca]

WELLS FARGO BANK, N.A., as a Lender

         By:                      /s/Krisa Wade
         Name: Krista Wade
                                                                                        Title: Authorized Signatory

[Signature page to Second Amendment Agreement - Seneca]

BMO HARRIS BANK, N.A., as a Lender

         By:      /s/John S. Gil
         Name: John S. Gil
                                                                                         Title: Director

[Signature page to Second Amendment Agreement - Seneca]

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Lender

By:        /s/Philip F. Carfora
Name:  Philip F. Carfora
Title:  Duly Authorized Signatory

[Signature page to Second Amendment Agreement - Seneca]